                                                                    EXHIBIT 99.2

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

                                                                    Attachment 1

20-Mar-02       Summary Of Bank, Investment & Petty Cash Accounts
 3:15 PM                 Great Ocean Cruise Line, L.L.C.
Summary                      Case No: 01-10959 (EIK)                   UNAUDITED
Great Ocean Cruise        For Month Of February, 2002
Line, LLC


                                              Balances
                                   ------------------------------      Receipts &         Bank
                                      Opening          Closing         Disbursements      Statements       Account
Account                            As Of 2/01/02    As Of 2/28/02      Included           Included         Reconciled
-------                            -------------    -------------      --------           --------         ----------
Mississippi Queen Steamer            10,000.00        100,000.00       Yes                No - Not         Yes
Hibernia                                                                                  Concentration
Account # - 812-502-719                                                                   Account

Mississippi Queen                         0.00              0.00       No -               Not A Bank       No -
Petty Cash                                                             No Activity        Account          No Activity

                                                                  Attachment 2-1

20-Mar-02                   Receipts & Disbursements
6:02 PM                  Great Ocean Cruise Line, L.L.C.
R&D - Hibernia -             Case No: 01-10959 (EIK)                   UNAUDITED
MQ Steamer                          Hibernia
                        Mississippi Queen Steamer Account
                             Account # - 812-502-719
                         1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                      10,000.00

Receipts

                                      90,000.00             From The Delta Queen Steamboat Company -
                                                             Hibernia - DQ Master Cash Account (812-395-335)

                                      ---------
                                      90,000.00             Total Receipts

Disbursements

                                      ---------
                                           0.00             Total Disbursements

Closing Balance - 28 Feb 02
                                     100,000.00

20-Mar-02         Concentration & Investment Account Statements     Attachment 3
3:15 PM                  Great Ocean Cruise Line, L.L.C.
Summary                      Case No: 01-10959 (EIK)
Great Ocean                For Month Of February, 2002
Cruise Line, LLC
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:07:56
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: FEB-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                               PTD-Actual
                                                28-Feb-02
                                               -----------
Revenue
Gross Revenue                                       713.56
Allowances                                      (20,241.03)
                                               -----------
Net Revenue                                     (19,527.47)

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                    (77.41)
Passenger Expenses                                1,898.90
Vessel Expenses                                   8,617.28
Layup/Drydock Expense                            94,583.00
Vessel Insurance                                    564.00
                                               -----------
Total Operating Expenses                        105,585.77
                                               -----------
Gross Profit                                   (125,113.24)

SG&A Expenses
General and Admin Expenses                       (2,380.64)
Sales & Marketing                                     0.00
Pre-Opening Costs                                     0.00
                                                ----------
Total SG&A Expenses                              (2,380.64)
                                               -----------
EBITDA                                         (122,732.60)

Depreciation                                          0.00
                                               -----------
Operating Income                               (122,732.60)

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                            0.00
Reorganization expenses                               0.00
                                               -----------
Total Other Expense/(Income)                          0.00
                                               -----------
Net Pretax Income/(Loss)                       (122,732.60)

Income Tax Expense                                    0.00

                                               -----------
Net Income/(Loss)                              (122,732.60)
                                               ===========

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:50:55
BALANCE SHEET - ATTACHMENT 5                                           Page:   1
Current Period: FEB-2

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                         YTD-Actual              YTD-Actual
                                          28-Feb-02               22-Oct-01
                                       --------------          --------------
ASSETS

Cash and Equivalent                        100,000.00               91,427.94

Restricted Cash                                  0.00                    0.00

Accounts Receivable                         55,488.42               61,448.42

Inventories                                321,073.91              387,173.50

Prepaid Expenses                                 0.00                9,438.70

Other Current Assets                             0.00              (14,555.00)

                                       --------------          --------------
Total Current Assets                       476,562.33              534,933.56

Fixed Assets                            32,530,486.54           32,530,486.54

Accumulated Depreciation               (22,994,750.57)         (22,994,750.57)

                                       --------------          --------------
Net Fixed Assets                         9,535,735.97            9,535,735.97

Net Goodwill                                     0.00                    0.00

Intercompany Due To/From                20,300,612.06           19,836,574.32

Net Deferred Financing Fees                      0.00                    0.00

Net Investment in Subsidiaries                   0.00                    0.00

                                       --------------          --------------
Total Other Assets                      20,300,612.06           19,836,574.32

                                       --------------          --------------
Total Assets                            30,312,910.36           29,907,243.85
                                       --------------          --------------

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 12:50:55
BALANCE SHEET - ATTACHMENT 5                                           Page:   2
Current Period: FEB-2

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                               YTD-Actual             YTD-Actual
                                               28-Feb-02               22-Oct-01
                                             -------------           -------------
LIABILITIES

Accounts Payable                                  1,976.90                9,423.11

Accrued Liabilities                           1,305,551.29              935,232.90

Deposits                                      1,008,652.54                    0.00

                                             -------------           -------------
Total Current Liabilities                     2,316,180.73              944,656.01

Long Term Debt                                        0.00                    0.00

Other Long Term Liabilities                           0.00                    0.00

                                             -------------           -------------
Total Liabilities                             2,316,180.73              944,656.01

OTHER

Liabilities Subject to Compromise             2,667,587.11            2,827,647.41

                                             -------------           -------------
Total Other                                   2,667,587.11            2,827,647.41

OWNER'S EQUITY

Common Stock                                          0.00                    0.00

Add'l Paid In Capital                         4,571,000.00            4,571,000.00

Current Net Income (Loss)                      (448,000.20)            (984,131.23)

Retained Earnings                            21,206,142.72           22,548,071.66

                                             -------------           -------------
Total Owner's Equity                         25,329,142.52           26,134,940.43

                                             -------------           -------------
Total Liabilities & Equity                   30,312,910.36           29,907,243.85

                                             -------------           -------------

Great Ocean Cruise Line, L.L.C.                                        01-10959

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2002

                                                                BEGINNING                                              ENDING
AFFILIATE NAME                                CASE NUMBER        BALANCE          DEBITS           CREDITS             BALANCE
American Classic Voyages Co.                  01-10954         29,490,416.31    278,934.06        156,000.00        29,613,350.37
AMCV Cruise Operations, Inc.                  01-10967        (21,402,571.63)           --         16,539.67       (21,419,111.30)
The Delta Queen Steamboat Co.                 01-10970         14,617,646.27    434,795.68        116,755.82        14,935,686.13
DQSB II, Inc.                                 01-10974               (877.52)           --                --              (877.52)
Great AQ Steamboat, L.L.C.                    01-10960             14,507.47            --                --            14,507.47
Great Pacific NW Cruise Line, L.L.C.          01-10977             10,219.55            --                --            10,219.55
Great River Cruise Line, L.L.C.               01-10963             55,591.64            --          5,987.36            49,604.28
Cruise America Travel, Incorporated           01-10966         (2,952,311.23)           --          1,596.04        (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C.           01-10964             85,950.95            --                --            85,950.95
Cape Cod Light, L.L.C.                        01-10962              4,980.00            --                --             4,980.00
Cape May Light, L.L.C.                        01-10961              1,844.01            --                --             1,844.01
Project America, Inc.                         N/A                  (4,475.20)           --                --            (4,475.20)
Great Hawaiian Properties Corporation         01-10971            (34,964.32)           --                --           (34,964.32)
Great Independence Ship Co.                   01-10969             (2,195.09)           --                --            (2,195.09)
                                                             --------------------------------------------------------------------
                                                               19,883,761.21    713,729.74        296,878.89        20,300,612.06
                                                             ====================================================================

GREAT OCEAN CRUISE LINE, L.L.C                            CASE #: 01-10959 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                        0-30 DAYS           31-60 DAYS         61-90 DAYS      91+ DAYS        TOTAL
Paymentech Credit Card Processor                                                                      39803.67       39803.67
American Express Credit Card Processor                                                                 4694.39        4694.39
Discover Credit Card Processor                                                                         5628.41        5628.41
Diners Credit Card Processor                                                                                                0
Travel Agents                                                                                          5361.95        5361.95

Total                                               0                  0                   0          55488.42       55488.42

                                                                   ATTACHMENT #7

                                MISSISSIPPI QUEEN                   Attachment 8
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                   FEBRUARY-02

OUTSTANDING CHECKS:

              17103 Garrett TV & Appliances              (498.75)
              17104 Marvin Ross                          (957.96)
              17165 Jim Coulson-MCI                       (50.69)
              17183 S. Baham-Spiegel                      (20.00)
              17190 C. Sisson-J. Sisson                  (199.50)
              17248 A. Sisson-J. Sisson                  (100.00)
              17272 Jamie Kilb - MNBA                    (150.00)

              Total per G/L:                            (1976.90)
                                                     ============

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have been performed internally for food and beverage. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased recording depreciation and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has recorded all post-petition accruals for its next scheduled lay-up in the current period.